                                                                    EXHIBIT 99.1

For further information contact
John S. Weatherly, CFO   1-800-451-1294

FOR IMMEDIATE RELEASE

         CALLON PETROLEUM COMPANY REPORTS
         FIRST QUARTER RESULTS

         Natchez, MS (May 13, 2003)--Callon Petroleum Company (NYSE:
CPE/CPE.PrA) today reported its results of operations for the quarter ended March 31, 2003.

         For the first quarter of 2003 the company reported net income of $1,382,000, or earnings of $0.08 per diluted share after the cumulative effect of change in accounting principle related to Statement of Financial Accounting Standards (SFAS) No.143 ("Accounting for Asset Retirement Obligations"). This compares to the 2002 first quarter net loss of $2,454,000, or a loss of $0.21 per share on a diluted basis.

         On January 1, 2003, the company adopted SFAS No. 143, which required companies to record the fair value of a liability for legal obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. As a result, the impact of adopting the statement resulted in a gain of $181,000, net of tax, which was reported as the cumulative effect of change in accounting principle.

         Net cash flow provided by operating activities before changes in operating assets and liabilities for the first quarter of 2003 was $12.2 million, or $0.83 per diluted share. The schedule below provides for a reconciliation of net cash flow provided by operating activities to net cash flow provided by operating activities before changes in operating assets and liabilities.

         During the first three months of 2003, average daily production, as well as prices realized for crude oil and natural gas, increased when compared with the same period of last year.

         Operating results for the three-month period ended March 31, 2003 include oil and gas sales of $21.3 million from average daily production of 41.1 million cubic feet of natural gas equivalent per day (MMcfe/d). This corresponds to sales of $11.1 million from average daily production of 37.3 MMcfe/d during the same period of 2002. The average price per thousand cubic feet of natural gas increased to $5.79 compared to $2.34 during the same period a year earlier, while the average price per barrel of oil increased to $31.32 compared to $18.65 during the first quarter of 2002.

         The financial and other statistical guidance presented during the company's conference call will be available on the company's homepage. In addition, any reconciliation required pursuant to Regulation G of the Securities Exchange Act of 1934 will also be available on the company's homepage. This information can be accessed by logging onto www.callon.com, clicking on the "Investor Info" button and selecting "2003 Guidance and SEC Regulation G Disclosure."

         Callon Petroleum Company is engaged in the exploration, development, acquisition and operation of oil and gas properties primarily in the Gulf Coast region.

CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)

                                                                                 THREE MONTHS ENDED
                                                                                      MARCH 31,
                                                                              ------------------------
                                                                                 2003          2002
                                                                              ----------    ----------
Operating revenues:
   Oil and gas sales                                                          $   21,268    $   11,054
                                                                              ----------    ----------
Operating expenses:
   Lease operating expenses                                                        2,832         2,564
   Depreciation, depletion and amortization                                        7,402         5,588
   Accretion expense*                                                                715            --
   General and administrative                                                      1,235         1,139
   Loss on mark-to-market commodity derivative contract**                            138           388
                                                                              ----------    ----------
        Total operating expenses                                                  12,322         9,679
                                                                              ----------    ----------

Income from operations                                                             8,946         1,375
                                                                              ----------    ----------

Other (income) expenses:
     Interest                                                                      7,181         5,720
     Other income                                                                    (83)         (570)
                                                                              ----------    ----------
        Total other expenses                                                       7,098         5,150
                                                                              ----------    ----------

Income (loss) before income taxes                                                  1,848        (3,775)
Income tax expense (benefit)                                                         647        (1,321)
                                                                              ----------    ----------
Income (loss) before cumulative effect of  change in accounting principle          1,201        (2,454)

Cumulative effect of change in accounting principle, net of tax*                     181            --
                                                                              ----------    ----------

Net income (loss)                                                                  1,382        (2,454)
Preferred stock dividends                                                            319           319
                                                                              ----------    ----------

Net income (loss) available to common shares                                  $    1,063    $   (2,773)
                                                                              ==========    ==========

Net income (loss) per common share
Basic:
   Net income (loss) available to common before cumulative effect of change
      in accounting principle                                                 $     0.07    $    (0.21)
   Cumulative effect of change in accounting principle, net of tax*                 0.01            --
                                                                              ----------    ----------
   Net income (loss) available to common                                      $     0.08    $    (0.21)
                                                                              ==========    ==========

Diluted:
   Net income (loss) available to common before cumulative effect of change
     in accounting principle                                                  $     0.07    $    (0.21)
   Cumulative effect of change in accounting principle, net of tax*                 0.01            --
                                                                              ----------    ----------
   Net income (loss) available to common                                      $     0.08    $    (0.21)
                                                                              ==========    ==========

Shares used in computing net income (loss) per common share:
   Basic                                                                          13,599        13,315
                                                                              ==========    ==========
   Diluted                                                                        14,192        13,315
                                                                              ==========    ==========

  * Associated with the adoption of SFAS 143
 ** Associated with SFAS 133

CONSOLIDATED CONDENSED BALANCE SHEETS:
(In thousands)

                                                    MARCH 31,    DECEMBER 31,
                                                      2003          2002
                                                   ----------   -------------
Cash and cash equivalents                          $    2,713   $       5,807
Oil and gas properties, net*                          404,205         377,661
All other assets                                       36,815          27,145
                                                   ----------   -------------
      Total assets                                 $  443,733   $     410,613
                                                   ==========   =============

Long-term debt                                     $  250,392   $     249,589
All other liabilities*                                 51,371          20,064
Stockholders' equity                                  141,970         140,960
                                                   ----------   -------------
      Total liabilities and stockholders' equity   $  443,733   $     410,613
                                                   ==========   =============

* Impacted by the adoption of SFAS No. 143 on January 1, 2003

OTHER FINANCIAL INFORMATION:
(In thousands, except per share amounts)

Net cash provided by operating activities before changes in operating assets and liabilities is presented because of its acceptance as an indicator of the ability of an oil and gas exploration and production company to internally fund exploration and development activities. This measure should not be considered as an alternative to net cash provided by operating activities as defined by generally accepted accounting principles. A reconciliation of net cash provided by operating activities before changes in operating assets and liabilities to net cash provided by operating activities is shown below:

                                                           THREE MONTHS
                                                               ENDED
                                                          --------------
                                                          MARCH 31, 2003
                                                          --------------
   Cash provided by operating activities                  $       10,972

   Change in operating assets and liabilities                      1,181
                                                          --------------

   Cash provided by operating activities before
      changes in operating assets and liabilities         $       12,153
                                                          ==============

   Net cash flow provided per diluted share               $         0.83
                                                          ==============

   Shares used in computing cash flow per common
      share diluted:                                              14,192
                                                          ==============

PRODUCTION AND PRICE INFORMATION:

                                 THREE MONTHS ENDED
                                     MARCH 31,
                             -------------------------
                                 2003          2002
                             -----------   -----------
Production:
   Oil (MBbls)                        45            54
   Gas (MMcf)                      3,427         3,029
   Gas equivalent (MMcfe)          3,697         3,353
   Average daily (MMcfe)            41.1          37.3

Average prices:
   Oil ($/Bbl)               $     31.32   $     18.65
   Gas ($/Mcf)               $      5.79   $      2.34
   Gas equivalent ($/Mcfe)   $      5.75   $      2.42

                        SECOND QUARTER AND FULL YEAR 2003
                               GUIDANCE ESTIMATES
               (IN THOUSANDS, EXCEPT PER PRODUCTION UNIT AMOUNTS)

                                                                                                          GUIDANCE FOR
                                                                GUIDANCE FOR 2ND QUARTER 2003            FULL YEAR 2003
                                                                -----------------------------            --------------
DESCRIPTION:

Production volumes (MMcfe/d)                                               35 - 37                           48 - 52

Percent Natural Gas                                                           91%                               75%

Average costs (per Mcfe):
   Lease operating expense                                              $0.82 - $0.78                     $0.71 - $0.66
   General and administrative expense                                   $0.41 - $0.39                     $0.29 - $0.27
   Interest expense                                                     $2.27 - $2.15                     $1.70 - $1.57
   Non-cash expenses included above                                     $0.65 - $0.61                     $0.48 - $0.44
   Accretion expense                                                    $0.23 - $0.22                     $0.17 - $0.16
   DD&A                                                                     $2.00                             $2.00

Fixed delivery contract:
   Committed volume (MMcf)                                                    250                             1,000
   Floor price (per Mcf)                                                    $3.75                             $3.75
   Ceiling price (per Mcf)                                                  $4.60                             $4.70

Natural gas hedges:
Collars:
   Volume (MMcf)                                                            1,600                             4,650
   Average floor price (per Mcf)                                            $4.02                             $4.06
   Average ceiling price (per Mcf)                                          $5.10                             $5.15

Share data:
   Basic weighted average shares                                           13,700                            13,700
   Diluted impact of stock equivalents                                        775                               775
   Diluted impact of convertible preferred stock                            1,366                             1,366

     The preceding guidance estimates contain assumptions that we believe are reasonable. These estimates are based on information that is available as of the date of this news release. We are not undertaking any obligation to update these estimates as conditions change or as additional information becomes available.

     This news release contains projections and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These projections and statements reflect the company's current views with respect to future events and financial performance. No assurances can be given, however, that these events will occur or that these projections will be achieved and actual results could differ materially from those projected as a result of certain factors. Some of the factors which could affect our future results and could cause results to differ materially from those expressed in our forward-looking statements include:

         o        general economic conditions;

         o        volatility of oil and natural gas prices;

         o        uncertainty of estimates of oil and natural gas reserves;

         o        impact of competition;

         o availability and cost of seismic, drilling and other equipment;

         o operating hazards inherent in the exploration for and production of oil and natural gas;

         o difficulties encountered during the exploration for and production of oil and natural gas;

         o difficulties encountered in delivering oil and natural gas to commercial markets;

         o        changes in customer demand and producers' supply;

         o        uncertainty of our ability to attract capital;

         o compliance with, or the effect of changes in, the extensive governmental regulations regarding the oil and natural gas business;

         o        actions of operators of our oil and gas properties;

         o        weather conditions; and

         o the risk factors discussed in our filings with the Securities and Exchange Commission, including those in our Annual Report for the year ended December 31, 2002 on Form 10-K.

         The preceding estimates reflect our review of continuing operations only. These estimates do not take into account any material transactions such as sales of debt and equity securities, acquisitions or divestitures of assets, and formations of joint ventures. We continually review these types of transaction and may engage in one or more of these types of transactions without prior notice.



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